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[LOGO OF COMMERCIAL]

SUBLEASE                                                        EXHIBIT 10.17
CB Commercial Real Estate Group, Inc.
BROKERAGE AND MANAGEMENT
LICENSED REAL ESTATE BROKER


 1.  PARTIES.
     This Sublease, dated March 18, 1997, is made between Champion Leasing Corporation "Champion" ("Sublessor"), and Hiway Technologies, Inc., a Florida Corporation ("Sublessee").

 2.  MASTER LEASE.
     Champion is a Sublessee of a Sublease between MedPartners of Florida, Inc., "MedPartners" and Champion. MedPartners is the lessee under a written lease dated July 6, 1994, wherein Catexor Limited Partnership I ("Lessor") leased to Sublessor the real property located in the City of Boca Raton County of Palm Beach, State of Florida, described as 6401 Congress Avenue, Suites 210 & 215 of the 6401 Building in the project commonly known as Amtec Center ("Master Premises"). Said lease has been amended by the following amendments First Addendum to Lease and the Champion/MedPartners Sublease, said lease and amendments* are herein collectively referred to as the "Master Lease" and are attached hereto as Exhibit "A".

     *and sublease

 3.  PREMISES.
     Sublessor hereby subleases to Sublessee on the terms and conditions set forth in this Sublease the following portion of the Master Premises ("Premises"): Sublessee (Hiway) will lease Suite 215 of the Master Premises only. The rentable square footage of Suite 215 is equal to 3633 square feet.

 4.  WARRANTY BY SUBLESSOR.
     Sublessor warrants and represents to Sublessee that the Master Lease has not been amended or modified except as expressly set forth herein, that Sublessor is not now, and as of the commencement of the Term hereof will not be, in default or breach of any of the provisions of the Master Lease, and that Sublessor has no knowledge of any claim by Lessor that Sublessor is in default or breach of any of the provisions of the Master Lease.

 5.  TERM.
     The Term of this Sublease shall commence on April 1, 1997 ("Commencement Date"), or when Lessor consents to this Sublease (if such consent is required under the Master Lease), whichever shall last occur, and end on July 31, 1999 ("Termination Date"), unless otherwise sooner terminated in accordance with the provisions of this Sublease. In the event the Term commences on a date other than the Commencement Date, Sublessor and Sublessee shall execute a memorandum setting forth the actual date of commencement of the Term. Possession of the Premises ("Possession") shall be delivered to Sublessee on the commencement of the Term. If for any reason Sublessor does not deliver Possession to Sublessee on the commencement of the Term, Sublessor shall not be subject to any liability for such failure, the Termination Date shall not be extended by the delay, and the validity of this Sublease shall not be impaired, but rent shall abate until delivery of Possession. Notwithstanding the foregoing, if Sublessor has not delivered Possession to Sublessee within thirty (30) days after the Commencement Date, then at any time thereafter and before delivery of Possession, Sublessee may give written notice to Sublessor of Sublessee's intention to cancel this Sublease. Said notice shall set forth an effective date for such cancellation which shall be at least ten (10) days after delivery of said notice to Sublessor. If Sublessor delivers Possession to Sublessee on or before such effective date, this Sublease shall remain in full force and effect. If Sublessor fails to deliver Possession to Sublessee on or before such effective date, this Sublease shall be cancelled, in which case all consideration previously paid by Sublessee to Sublessor on account of this Sublease shall be returned to Sublessee, this Sublease shall thereafter be of no further force or effect, and Sublessor shall have no further liability to Sublessee on account of such delay or cancellation. If Sublessor permits Sublessee to take Possession prior to the commencement of the Term, such early Possession shall not advance the Termination Date and shall be subject to the provisions of this Sublease, including without limitation the payment of rent.

 6.  RENT.
     6.1 Minimum Rent. Sublessee shall pay to Sublessor as minimum rent, without deduction, setoff, notice, or demand, at 6421 Congress Avenue, Suite 206, Boca Raton, Florida 33487 or at such other place as Sublessor shall designate from time to time by notice to Sublessee, the sum of Two Thousand Four Hundred Ninety Seven and 69/100 Dollars ($2,497.69) per month, in advance on the first day of each month of the Term. Sublessee shall pay to Sublessor upon execution of this Sublease the sum of Three Thousand Seven Hundred Twenty Two and 61/100 Dollars ($3,722,61) as rent for April 1997. If the Term begins or ends on a day other than the first or last day of a month, the rent for the partial months shall be prorated on a per diem basis. Additional provisions:
         The minimum rent shall increase by five (5%) percent effective August 1, 1998. The minimum rent from 8/1/98 through 7/31/99 will equal $2,622.57 per month or $8.66 psf.


     6.2 Operating Costs. If the Master Lease requires Sublessor to pay to Lessor all or a portion of the expenses of operating the building and/or project of which the Premises are a part ("Operating Costs"), including but not limited to taxes, utilities, or insurance, then Sublessee shall pay to Sublessor as additional rent One Hundred percent (100%) of the amounts payable by Sublessor for Operating Costs incurred during the Term. Such

                                                       /s/ CP SHA JR W

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          additional rent shall be payable as and when Operating Costs are payable by Sublessor to Lessor. If the Master Lease provides for the payment by Sublessor of Operating Costs on the basis of an estimate thereof, then as and when adjustments between estimated and actual Operating Costs are made under the Master Lease, the obligations of Sublessor and Sublessee hereunder shall be adjusted in a like manner; and if any such adjustment shall occur after the expiration or earlier termination of the Term, then the obligations of Sublessor and Sublessee under this Subsection 6.2 shall survive such expiration or termination. Sublessor shall, upon request by Sublessee, furnish Sublessee with copies of all statements submitted by Lessor of actual or estimated Operating Costs during the Term.

 7.  SECURITY DEPOSIT.
     Sublessee shall deposit with Sublessor upon execution of this Sublease the sum of Two Thousand Four Hundred Ninety Seven and 69/100 Dollars ($ 2,497.69) as security for Sublesee's faithful performance of Sublessee's obligations hereunder ("Security Deposit"). If Sublessee fails to pay rent or other charges when due under this Sublease, or fails to perform any of its other obligations hereunder, Sublessor may use or apply all or any portion of the Security Deposit for the payment of any rent or other amount then due hereunder and unpaid, for the payment of any other sum for which Sublessor may become obligated by reason of Sublessee's default or breach, or for any loss or damage sustained by Sublessor as a result of Sublessee's default or breach. If Sublessor so uses any portion of the Security Deposit, Sublessee shall, within ten (10) days after written demand by Sublessor, restore the Security Deposit to the full amount originally deposited, and Sublessee's failure to do so shall constitute a default under this Sublease. Sublessor shall not be required to keep the Security Deposit separate from its general accounts, and shall have no obligation or liability for payment of interest on the Security Deposit. In the event Sublessor assigns its interest in this Sublease, Sublessor shall deliver to its assignee so much of the Security Deposit as is then held by Sublessor. Within ten (10) days after the Term has expired, or Sublessee has vacated the Premises, or any final adjustment pursuant to Subsection 6.2 hereof has been made, whichever shall last occur, and provided Sublessee is not then in default of any of its obligations hereunder, the Security Deposit, or so much thereof as had not theretofore been applied by Sublessor, shall be returned to Sublessee or to the last assignee, if any, of Sublease's interest hereunder.

 8.  USE OF PREMISES.
     The Premises shall be used and occupied only for office space and in strict accordance with all provisions of the Master Lease , and for no other use or purpose.

 9.  ASSIGNMENT AND SUBLETTING.
     Sublessee shall not assign this Sublease or further sublet all or any part of the Premises without the prior written consent of Sublessor (and the consent of Lessor, if such is required under the terms of the Master Lease) Sublessor may withhold its consent on any such assignment or further sublet at its sole discretion for any reason.

 10. OTHER PROVISIONS OF SUBLEASE.
     All applicable terms and conditions of the Master Lease are incorporated into and made a part of this Sublease as if Sublessor were the lessor thereunder, Sublessee the lessee thereunder, and the Premises the Master Premises, except for the following:
       See Paragraph 17

     Sublessee assumes and agrees to perform the lessee's obligations under the Master Lease during the Term to the extent that such Obligations are applicable to the Premises, except that the obligation to pay rent to Lessor under the Master Lease shall be considered performed by Sublessee to the extent and in the amount rent is paid to Sublessor in accordance with
     Section 6 of this Sublease. Sublessee shall not commit or suffer any act or omission that will violate any of the provisions of the Master Lease. Sublessor shall exercise due diligence in attempting to cause Lessor to perform its obligations under the Master Lease for the benefit of Sublessee. If the Master Lease terminates, this Sublease shall terminate and the parties shall be relieved of any further liability or obligation under this Sublease, provided however, that if the Master Lease terminates as a result of a default or breach by Sublessor or Sublessee under this Sublease and/or the Master Lease, then the defaulting party shall be liable to the nondefaulting party for the damage suffered as a result of Such termination. Notwithstanding the foregoing, if the Master Lease gives Sublessor any right to terminate the Master Lease in the event of the partial or total damage, destruction, or condemnation of the Master Premises or the building or project of which the Master Premises are a part, the exercise of such right by Sublessor shall not constitute a default or breach hereunder.

 11. ATTORNEYS' FEES.
     If Sublessor, Sublessee, Or Broker shall commence an action against the other arising out of or in connection with this Sublease, the prevailing party shall be entitled to recover its cost of suit and reasonable attorney's fees.

 12. AGENCY DISCLOSURE.
     Sublessor and Sublessee each warrant that they have dealt with no other real estate broker in connection with this transaction except: CB COMMERCIAL REAL ESTATE GROUP, INC., who represents Sublessor and CB Commercial, represents Sublessee. In the event that CB COMMERCIAL REAL ESTATE GROUP, INC. represents both Sublessor and Sublessee, Sublessor and Sublessee hereby confirm that they were timely advised of the dual representation and that they consent to the same, and that they do not expect said broker to disclose to either of them the confidential information of the other party.

 13. COMMISSION.
     Upon execution of this Sublease, and consent thereto by Lessor (if such consent is required under the terms of the Master Lease), Sublessor shall pay Broker a real estate brokerage commission in accordance with Sublessor's contract with Broker for the subleasing of the Premises, if any, and otherwise in the amount of Five Thousand and 00/100 Dollars ($5,000.00), for services rendered in effecting this Sublease. Broker is hereby made a third party beneficiary of this Sublease for the purpose of enforcing its right to said commission.

 14. NOTICES.
     All notices and demands which may or are to be required or permitted to be given by either party on the other hereunder shall be in writing. All notices and demands by the Sublessor to Sublessee shall be sent by United States Mail, postage prepaid, addressed to the Sublessee at the Premises, and to the address hereinbelow, or to such other place as Sublessee may from

                                                     /s/ SHA CP JR W

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     time to time designate in a notice to the Sublessor. All notices and demands by the Subleases to Sublessor shall be sent by United States Mail, postage prepaid, addressed to the Sublessor at the address set forth herein, and to such other person or place as the Sublessor may from time to time designate in a notice to the Sublessee.

     To Sublessor: 6421 Congress Avenue, Suite 206, Boca Raton, Florida 33487
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     To Sublessee: 6401 Congress Avenue, Suite 110, Boca Raton, Florida 33487
                   ----------------------------------------------------------

 15. CONSENT BY LESSOR AND MEDPARTNERS.
     THIS SUBLEASE SHALL BE OF NO FORCE OR EFFECT UNLESS CONSENTED TO BY LESSOR* WITHIN 10 DAYS AFTER EXECUTION HEREOF, IF SUCH CONSENT IS REQUIRED UNDER THE TERMS OF THE MASTER LEASE.
                                                            *AND MEDPARTNERS

 16. COMPLIANCE.
     The parties hereto agree to comply with all applicable federal, state and local laws, regulations, codes, ordinances and administrative orders having jurisdiction over the parties, property or the subject matter of this Agreement, including, but not limited to, the 1964 Civil Rights and all amendments thereto, the Foreign Investment in Real Property Tax Act, the Comprehensive Environmental Response Compensation and Liability Act, and The Americans With Disabilities Act.

     Sublessor: CHAMPION LEASING CORPORATION   Sublessee:  HIWAY TECHNOLOGIES,
                ----------------------------               ------------------
                                                           INC.
                                                           ---
     By: /s/ Christopher G. Pyle               By: /s/ Scott H. Adams
         ------------------------------           -----------------------------

     Title: President                          Title: President
           ----------------------------              --------------------------

     By:  Christopher G. Pyle                  By: Scott Adams
         ------------------------------           -----------------------------

     Title:  President                         Title:  President
           ----------------------------              --------------------------

     Date:    8-19-92                          Date:    3-19-97
          -----------------------------             ---------------------------


                  MedPartners and LESSOR'S CONSENT TO SUBLEASE

                                                             *and MedPartners
   The undersigned ("Lessor"), lessor under the Master Lease*, hereby consents to the foregoing Sublease without waiver of any restriction in the Master Lease ** concerning further assignment or subletting. Lessor certifies that, as of the date of Lessor's execution hereof, Sublessor is not in default or breach of any of the provisions of the Master Lease, and that the Master Lease has not been amended or modified except as expressly set forth in the foregoing Sublessee. MedPartners certifies there is no default under the MedPartners/Champion Sublease MedPartners Acquisition Corp. successor in interest to:
              **or sublease
                                            MedPartners of Florida, Inc.
                                            (Sublessor under the Sublease
                                            agreement dated 4/12/96)
   Lessor: Catexor Limited Partnership I
          ------------------------------

   By: /s/ Stig Wennerstrom
      ----------------------------------

   Title:
         -------------------------------
                                            AGREED AND CONSENTED TO:

   By:   Stig Wennerstrom                   By: /s/ J R
      ----------------------------------       ---------------------------

   Title: President & General Partner       Title:  Secretary
         -------------------------------          ------------------------

   Date:                                    Date:   4/3/97
        --------------------------------         -------------------------
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     CONSULT YOUR ADVISORS - This document has been prepared for approval by your attorney. No representation or recommendation is made by Broker as to the legal sufficiency or tax consequences of this document or the transaction to which it relates. These are questions for your attorney.

     In any real estate transaction, it is recommended that you consult with a professional, such as a civil engineer, industrial hygienist or other person, with experience in evaluating the condition of the property, including the possible presence of asbestos, hazardous materials and underground storage tanks.
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17.  Upon mutual execution and consent of this Sublease, Sublessee shall be allowed early occupancy of the Premises in order to prepare it for their use. Sublessor will have already vacated the Premises and will deliver it to Sublessee in a broom clean condition free of all debris. Sublessee will be responsible for all costs associated with properly demising the subject Premises.

                                                         /s/ SHA CP JR W

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